Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
Intangible Assets and Goodwill
The following table summarizes intangible assets, net (in thousands):

	December 31,
	2016	2015
Developed technology	$23,685	$23,684
Channel partner relationships(1)	11,989	12,039
Capitalized development costs(1)	2,937	2,856
Customer relationships(1)	1,171	1,194
	39,782	39,773
Accumulated amortization:
Developed technology	(11,234)	(7,078)
Channel partner relationships(1)	(565)	(68)
Capitalized development costs(1)	(958)	(589)
Customer relationships(1)	(207)	(99)
	(12,964)	(7,834)
Total finite-lived assets, net	26,818	31,939
Indefinite lived intangible assets - trade names	20,910	22,080
Total intangible assets, net	$47,728	$54,019
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(1)	Includes the impact of foreign currency exchange rate fluctuations.
Amortization expense of intangible assets was $5.1 million, $6.1 million and $3.1 million for the years ended December 31, 2016, 2015 and 2014, respectively. Estimated amortization expense for intangible assets is approximately $5.1 million, $3.4 million, $2.4 million, $2.4 million and $2.0 million in fiscal 2017, 2018, 2019, 2020 and 2021, respectively.
The Company tests the carrying amount of other indefinite-lived assets for impairment on an annual basis at December 31 of each year and during an interim period if an event occurs or circumstances change that would warrant impairment testing. During the third quarter of 2016, as a result of the Company’s declining market capitalization it was determined the carrying value exceeded its estimated fair value. In measuring fair value, the Company used income and market approaches. The Company compared the indicated fair value to the carrying value of its indefinite-lived assets, and as a result of the analysis, an impairment charge of $1.2 million was recorded to indefinite-lived trade names for the year ended December 31, 2016.
During the fourth quarter of 2015, the Company concluded that its lower net revenue due to timing of projected growth of products and integration of channel partner relationships from the acquisition of Overland could be indicators of impairment and, therefore, had a third party impairment analysis performed. At December 31, 2015, as a result of the analysis, the Company recorded an impairment of $10.7 million of which $1.7 million related to developed technology, $4.1 million related to channel partner relationships, and $4.9 million related to trade names.
On March 21, 2014, the Company acquired from V3 Systems certain Virtual Desktop Implementation (“VDI”) technology, including V3 Desktop Cloud Orchestrator® software, which allows administrators to manage local, cloud hosted, or hybrid virtual desktop deployments, and purpose-built, compact, efficient and easy-to-manage servers. On closing, the purchase price for the acquired assets was $14.4 million, which was paid with a combination of $4.2 million in cash and the issuance of 1,089,867 common shares at $5.92 per share. The identified intangible assets as of the date of the purchase agreement consisted of $14.4 million of developed technology with a useful life of four years. In addition, the Company was subject to an earn-out, based on the achievement of certain milestones in revenue and gross margin related to the VDI technology, of up to an additional $5.0 million. The estimated earn-out liability was $2.5 million as of December 31, 2014, and was included in other current liabilities. The earn-out period expired on June 21, 2015 and the estimated earn-out liability of $2.5 million was reversed with an offsetting reduction to developed technology.
Goodwill
The changes in the carrying amount of goodwill were as follows (in thousands):

Balance as of January 1, 2015	$38,821
Goodwill acquired	5,311
Balance as of December 31, 2015	44,132
Goodwill acquired	164
Impairment loss	(33,228)
Balance as of December 31, 2016	$11,068

The Company tests the carrying amount of goodwill for impairment on an annual basis at December 31 of each year and during an interim period if an event occurs or circumstances change that would warrant impairment testing. During the third quarter of 2016, as a result of the Company’s declining market capitalization it was determined the carrying value of the reporting unit exceeded its estimated fair value. In measuring fair value, the Company used income and market approaches. The Company compared the implied fair value of the goodwill to the carrying value of the goodwill, and as a result of the analysis, an impairment charge of $33.2 million was recorded for the year ended December 31, 2016.